June 30, 2010

ADVANTAGE FUNDS, INC.
-DREYFUS STRUCTURED MIDCAP FUND

Supplement to Prospectus
dated January 1, 2010

     The Board of Directors of Advantage Funds, Inc. (the “Company”) has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Agreement”) between the Company, on behalf of Dreyfus Structured Midcap Fund (the “Fund”), and Strategic Funds, Inc., on behalf of Dreyfus Active Midcap Fund (the “Acquiring Fund”).The Agreement provides for the transfer of the Fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, the distribution of shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the “Reorganization”).

     It is currently contemplated that shareholders of the Fund as of September 1, 2010 (the “Record Date”) will be asked to approve the Agreement on behalf of the Fund at a special meeting of shareholders to be held on or about November 17, 2010. If the Agreement is approved, the Reorganization will become effective on or about January 20, 2011.

     In anticipation of the Reorganization, effective on or about August 2, 2010 (the “Sales Discontinuance Date”), the Fund will be closed to any investments for new accounts, except that new accounts may be established by participants in certain retirement plans if the Fund is established as an investment option under the retirement plan prior to the Sales Discontinuance Date and the account is established through the plan. New accounts may also be opened by wrap accounts that established the Fund as an investment option prior to the Sales Discontinuance Date. Shareholders of the Fund as of the Sales Discontinuance Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing Fund accounts up until the time of the Reorganization.

     A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to Fund shareholders as of the Record Date. The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-554-4611.

0936S0610

June 29, 2010

DREYFUS GLOBAL ABSOLUTE
RETURN FUND

Supplement to Prospectus
dated March 1, 2010

     The following information supersedes and replaces any contrary information contained in the section of the Fund’s Prospectus entitled “Fund Summary — Portfolio Management” and “Fund Details — Management”:

     Investment decisions for the Fund are made by the Global Asset Allocation Team of Mellon Capital Management Corporation (Mellon Capital), consisting of Helen Potter, Vassilis Dagioglu, James Stavena,Torrey Zaches and Joseph Miletich, each of whom serves as portfolio manager of the Fund. Ms. Potter and Messrs. Dagiolgu and Stavena have been the primary portfolio managers of the Fund since its inception. Ms. Potter is a Managing Director of Mellon Capital, where she has managed investment portfolios since 1996. Messrs. Dagioglu, Stavena and Miletich are Managing Directors of Mellon Capital, where they have been employed since 1999, 1998 and 2008, respectively. Mr. Zaches is a Director of Mellon Capital, where he has been employed since 1998.

6213S0610

June 29, 2010

GLOBAL ALPHA FUND

Supplement to Prospectus
dated March 1, 2010

     The following information supersedes and replaces any contrary information contained in the section of the Fund’s Prospectus entitled “Fund Summary — Portfolio Management” and “Fund Details — Management”:

     Investment decisions for the Fund are made by the Global Asset Allocation Team of Mellon Capital Management Corporation (Mellon Capital), consisting of Helen Potter,Vassilis Dagioglu, James Stavena, Torrey Zaches and Joseph Miletich, each of whom serves as portfolio manager of the Fund. Ms. Potter and Mr. Dagioglu have been the primary portfolio managers of the Fund since its inception and May 2010, respectively. Ms. Potter is a Managing Director of Mellon Capital, where she has managed investment portfolios since 1996. Ms. Potter is a Managing Director of Mellon Capital, where she has managed investment portfolios since 1996. Messrs. Dagioglu, Stavena and Miletich are Managing Directors of Mellon Capital, where they have been employed since 1999, 1998 and 2008, respectively. Mr. Zaches is a Director of Mellon Capital, where he has been employed since 1998.

6140S0610

June 29, 2010

Advantage Funds, Inc.:
-Dreyfus Global Absolute Return Fund
-Global Alpha Fund
(Collectively, the “Funds”)

Supplement to Statement of Additional Information (the “SAI”)
dated March 1, 2010

The following information supersedes and replaces any contrary information contained in the section of the Funds’ SAI entitled “Management Arrangements - Portfolio Management” and “Management Arrangements – Additional Information about the Portfolio Managers”:

     Investment decisions for the Funds are made by the Global Asset Allocation Team of Mellon Capital Management Corporation (Mellon Capital), consisting of Helen Potter, Vassilis Dagioglu, James Stavena, Torrey Zaches and Joseph Miletich, each of whom serves as portfolio manager of the Funds.

     Additional Information About the Portfolio Managers. The following table lists the number and types of other accounts advised by each member of the Global Asset Allocation Team and assets under management in those accounts as of May 31, 2010:

	Number of	Assets
Account Type	Portfolios	Managed
Registered Investment Companies	10 *	$10.164 billion
Pooled Accounts	25 **	$6.509 billion
Other Accounts	138 ***	$8.142 billion

*	The advisory fee for one of these accounts, which has total assets of approximately $9.235 billion, is based on the performance of the account.
**	The advisory fees for nine of these accounts, which have total assets of approximately
$973 million, are based on the performance of the accounts.
***	The advisory fees for fifteen of these accounts, which have total assets of approximately
$3.912 billion, are based on the performance of the accounts.

The dollar range of Fund shares beneficially owned by the portfolio managers is as follows as of May 31, 2010:

Portfolio Manager	Fund Name	Dollar Range of Fund
Shares Beneficially
Owned
Helen Potter	Dreyfus Global Absolute Return Fund	None
	Global Alpha Fund	None
Vassilis Dagioglu	Dreyfus Global Absolute Return Fund	None
	Global Alpha Fund	None
James Stavena	Dreyfus Global Absolute Return Fund	None
	Global Alpha Fund	None
Torrey Zaches	Dreyfus Global Absolute Return Fund	None
	Global Alpha Fund	None
Joseph Miletich	Dreyfus Global Absolute Return Fund	$1-$5,000
	Global Alpha Fund	$5,001-$10,000